                                                                     EXHIBIT 1.1



                               Maxtor Corporation

                               25,754,409 Shares*
                                  Common Stock
                                ($0.01 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                              September 13, 2001

Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc
Needham & Company, Inc.
  as Representatives of the several Underwriters
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:


      Hynix Semiconductor America Inc., a corporation organized under the laws of California ("Hynix"), formerly Hyundai Electronics America, proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), 25,754,409 shares of common stock, $0.01 par value ("Common Stock"), of Maxtor Corporation, a corporation organized under the laws of Delaware (the "Company"), (such shares of Common Stock being sold by Hynix pursuant to this Agreement are hereinafter called the "Underwritten Securities"). Hynix also proposes to grant to the Underwriters an option to purchase up to 2,575,441 additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities are hereinafter called the "Securities"). To the extent there are no Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus,

----------
* Plus an additional option to purchase from Hynix up to 2,575,441 additional Securities to cover over-allotments.

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as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

      1. Representations and Warranties.

            (i) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

            (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-61770) on Form S-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement, (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and prospectus. As filed, such amendment and form of final prospectus, or such final prospectus ("Prospectus"), shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

            (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

            (c) Each of the Company and Maxtor Asia Pacific Limited, Maxtor
      Disc Drives Pty. Limited, Maxtor Europe GmbH, Maxtor Europe Limited, Maxtor Europe SARL, Maxtor Japan Limited, Maxtor Korea Limited, Maxtor Ireland Limited, Maxtor Peripherals (S) Pte. Limited, Maxtor Receivables Corporation, Maxtor Sales Private Limited, Maxtor Thailand Limited, Maxtor International SARL, Maxtor (ROK) Corporation, Maxtor Malaysia Sdn Bhd, Maxtor Global Ltd., Maxtor (Gibraltar) Limited, Quantum Hong Kong Limited, Quantum GmbH, Quantum Peripherals Products Ltd., Quantum France SARL, Quantum Storage Japan KK and Quantum Asia-Pacific Pte. Limited (each a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect (as defined herein).

            (d) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

            (e) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by Hynix) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold by Hynix are duly listed, and admitted and authorized for trading, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities except for the ownership maintenance rights granted to Hynix under the stockholder agreement, dated June 25, 1998, among the Company, Hyundai Electronics America, Inc. (the predecessor to Hynix) and Hyundai Electronics Industries Co., Ltd. (the "Stockholder Agreement"), which do not apply to the Securities being sold hereunder by the Company; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding, except options granted to employees in the ordinary course of business since the end of the Company's fiscal year ended December 30, 2000.

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            (f) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Selling Stockholder--Material Federal Income Tax Consequences of the Sale of
      Shares by the Selling Stockholder" and "Recent Developments--Addition to the Coverage under our Tax Opinion Insurance Policy" "Risk Factors --Protection of our intellectual property is limited and it is exposed to third party claims of infringement", "--We are subject to existing infringement claims which are costly to defend and may harm our business", "If Quantum incurs non-insured tax as a result of its split-off of Quantum HDD, our financial condition and operating results could be negatively affected" and "--Because we have to abide by potentially significant restrictions with respect to our equity securities for two years after the merger in order to avoid the risk of triggering a tax obligation of Quantum as a result of the split-off, our ability to attract and retain key personnel or be acquired could be harmed" insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

            (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and
      (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

            (h) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

            (j) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, or result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any Subsidiaries, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which the Company or any Subsidiary is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any Subsidiary or any of its or their properties.

            (k) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement which have not been waived in writing prior to the Execution Time.

            (l) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included and incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The pro forma financial statements included and incorporated by reference in the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included and incorporated by reference in the Prospectus and the Registration Statement; the pro forma financial statements included and incorporated by reference in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act; and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

            (m) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"), except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (n) Each of the Company and the Subsidiaries owns, leases or has sufficient rights to use all such properties as are necessary to the conduct of its operations as presently conducted.

            (o) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, the violation of which could reasonably be expected to have a Material Adverse Effect.

            (p) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and financial statement schedules incorporated by reference in the Prospectus, and Ernst & Young LLP, who have certified certain financial statements of Quantum HDD and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included and incorporated by reference in the Prospectus, are each independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

            (q) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid by the Company or any Subsidiary in connection with the execution and delivery of this Agreement.

            (r) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected to have a Material Adverse Effect.

            (s) No labor problem or dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is threatened or imminent, that could, in any such case, reasonably be expected to have a Material Adverse Effect.

            (t) The Company and each Subsidiary carry, or are entitled to the benefits of, insurance (including self-insurance) in such amounts and covering such risks as are prudent and customary in the businesses in which they are engaged and all such insurance is, and after consummation of the transactions contemplated herein will be, in full force and effect; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

            (u) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the

      Company or any other Subsidiary, except for any requirements under the laws of the jurisdictions in which any Subsidiary is organized that corporations organized in such jurisdictions maintain specified levels of capital or statutory reserves.

            (v) The Company and the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted except where the failure to possess such licenses, certificates, permits or authorizations would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

            (w) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (x) The Company has not directly or indirectly taken any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (y) The Company and the Subsidiaries (i) are in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

            (z) Each of the Company and the Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company or any of the Subsidiaries are eligible to participate. Each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations, except where the failure to so comply could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

            (aa) Maxtor Peripherals (S) Pte. Limited ("Maxtor Singapore") and Maxtor International SARL ("Maxtor International") are the only two Subsidiaries that reasonably could be deemed to each be a "significant subsidiary" of the Company within the meaning of Rule 1-02(w) of Regulation S-X under the Act.

            (bb) The Company and the Subsidiaries own, possess, license or have other rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of their respective businesses as now conducted (as described in the Prospectus), except where the failure to own or possess any such Intellectual Property could not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect and (i) to the knowledge of the Company, there are no rights of third parties to any such Intellectual Property, other than licenses granted in the ordinary course of business; (ii) to the knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property;
      (iii) except as specifically set forth in the Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) except as specifically set forth in the Prospectus, there is no pending or to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) except as specifically set forth in the Prospectus under the caption "Risk Factors --Protection of our intellectual property is limited and it is exposed to third party claims of infringement", there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim and (vi) to the Company's knowledge, all U.S. patents owned by the Company are valid and enforceable.

            (cc) Except as disclosed in the Prospectus, the Company does not have any material lending or other relationship with any bank or lending affiliate of any of the Underwriters.

            (dd) Neither the Company nor any of the Subsidiaries has distributed nor will it distribute prior to the latest of (i) the Closing Date, (ii) any settlement date and (iii) completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

            (ee) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of the members of the families of any of them, which loans, advances or guarantees are required to be, and are not, disclosed in the Registration Statement and Prospectus.

            (ff) There have not been, and there are not proposed, any transactions or agreements between the Company or any of the Subsidiaries on the one hand and the officers, directors or stockholders of the Company or any of the Subsidiaries on the other, which transactions or agreements are required to be, and are not, disclosed in the Registration Statement and Prospectus.

            (gg) To the Company's knowledge, no officer or director of the Company is in breach or violation of any employment agreement, non-competition agreement, confidentiality agreement, or other agreement restricting the nature or scope of employment to which such officer or director is a party, other than such breaches or violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the conduct of the Company's business, as described in the Registration Statement and Prospectus, will not result in a breach or violation of any such agreement.

            (hh) There are no outstanding options to acquire shares of capital stock of the Company except as disclosed in the Registration Statement and the Prospectus and options granted to employees in the ordinary course of business since the end of the Company's fiscal quarter ended June 30, 2001.

            (ii) The Company has not received any notice or communication (in writing or otherwise), or any other information, indicating that there is a material possibility that any customer of the Company identified in the "Business--Customers and Sales Channels" section of the Annual Report on Form 10-K (as amended by Form 10-K/A Amendment No. 1 to Form 10-K filed on April 30, 2001) that is incorporated by reference in the Registration Statement will cease dealing with the Company or otherwise materially reduce the volume of business transacted by such customer with the Company below historical levels.

            Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

            (ii) Hynix represents and warrants to, and agrees with, each Underwriter that:

            (a) Hynix has full legal right, capacity, power and authority to enter into and perform this Agreement and to sell, transfer, assign and deliver in the manner provided in this Agreement the Securities to be sold by it hereunder.

            (b) Hynix is the lawful owner of the Securities to be sold by it hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, will convey to the Underwriters good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

            (c) Hynix has not taken, directly or indirectly any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Hynix of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

            (e) Neither the sale of the Securities being sold by Hynix nor the consummation of any other of the transactions herein contemplated by Hynix nor the fulfillment of the terms hereof will conflict with, or result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of Hynix pursuant to, (i) the charter or by-laws of Hynix, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which Hynix is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to Hynix of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Hynix or any of its properties.

            (f) Hynix is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (g) To the best of Hynix's knowledge, the representations and warranties of the Company contained in this Section 1 are true and correct; Hynix is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any Subsidiary; and the sale of Securities by Hynix pursuant hereto is not prompted by any information concerning the Company or any Subsidiary which is not set forth in the Prospectus or any supplement thereto. For purposes of this paragraph 1(ii)(g), to the

      "knowledge" of Hynix refers only to information and things known by Dr. C.S. Park in his capacity as a Maxtor director as of the date hereof.

            (h) This Agreement has been duly authorized, executed and delivered by Hynix and constitutes a valid and binding obligation of Hynix enforceable in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

            (i) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale by Hynix of the Securities.

            (j) Except as disclosed in the Prospectus, Hynix (i) does not have any material lending or other relationship with any bank or lending affiliate of any of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

            (k) There have not been, and there are not proposed, any transactions or agreements between Hynix or any of its subsidiaries on the one hand and the officers, directors or stockholders of the Company or any of the Subsidiaries on the other, which transactions or agreements are required to be, and are not, disclosed in the Registration Statement and Prospectus.

          Any certificate signed by any officer of Hynix and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by Hynix, as to matters covered thereby, to each Underwriter.

          2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Hynix agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from Hynix, at a purchase price of $[_______] per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Hynix hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 2,575,441 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to Hynix setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of

Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

          3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on September [19], 2001, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and Hynix or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective purchase price of the Securities to or upon the order of Hynix by wire transfer payable in same-day funds to the accounts specified by Hynix. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          Hynix will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from Hynix and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

          If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, Hynix will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of Hynix by wire transfer payable in same-day funds to the accounts specified by Hynix. If settlement for the Option Securities occurs after the Closing Date, Hynix will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          5. Agreements.

          (i) The Company agrees with the several Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives
     (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph
     (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and the Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

          (e) The Company will use its best efforts, to arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, or contract to sell, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, restricted stock plan, employee stock purchase plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

          (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives (excluding the Underwriters) in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and Hynix; and (x) all other costs and expenses incident to the performance by the Company and Hynix of their obligations hereunder.

          (ii) Hynix agrees with the several Underwriters that:

          (a) Hynix will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

          (b) Hynix will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (c) Hynix will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of any change in information in the Registration Statement or the Prospectus relating to Hynix.

          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and Hynix contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and Hynix made in any certificates pursuant to the provisions hereof, to the performance by the Company and Hynix of their respective obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have caused Gray Cary Ware & Freidenrich LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its businesses as described in the Prospectus, and is duly qualified to do business as foreign corporation and is in good standing under the laws of the State of California and, to the knowledge of such counsel, each other jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect;

               (ii) except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of each Subsidiary are owned of record by the Company or by another Subsidiary;

               (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including Securities being sold hereunder by Hynix) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold by Hynix are duly listed, and admitted and authorized for trading, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights under the Company's charter documents, Delaware corporate law or any agreements of which such counsel is aware, or to such counsel's knowledge, similar rights to subscribe for the Securities except for the ownership maintenance rights granted to Hynix under the Stockholder Agreement, which do not apply to the Securities being sold by the Company hereunder; and, except as set forth in the Prospectus, to the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding[, except options granted to employees in the ordinary course of business since the end of the Company's fiscal year ended December 30, 2000].

               (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and, to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required under the Act or the applicable rules and regulations of the Commission thereunder; and the statements in the Prospectus under the headings "Selling Stockholder --Material Federal Income Tax Consequences of the Sale of Shares by the Selling Stockholder" and "Recent Developments --Addition to the Coverage under our Tax Opinion Insurance Policy" "Risk Factors --Protection of our intellectual property is limited and it is exposed to third party claims of infringement", "--We are subject to existing infringement claims which are costly to defend and may harm our business", "If Quantum incurs non-insured tax as a result of its split-off of Quantum HDD, our financial condition and operating results could be negatively affected", "--Because we have to abide by potentially significant restrictions with respect to our equity securities for two years after the merger in order to avoid the risk of triggering a tax obligation of Quantum as a result of the split-off, our ability to attract and retain key personnel or be acquired could be harmed", and the statements under "Legal Proceedings", "Executive Compensation," and "Certain Relationships and Related Transactions" in (or incorporated by reference in) the Company's Annual Report on Form 10-K for the year ended December 30, 2000 (as amended by Form 10-K/A Amendment No. 1 to Form 10-K filed on April 30, 2001) that is incorporated by reference in the Registration Statement and Prospectus, accurately summarize in all material respects the matters therein described to the extent they are matters of law and descriptions of contractual arrangements;

               (v) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to

               Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements, schedules and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company (assuming due authorization and execution by each party thereto other than the Company);

               (vii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (viii) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

               (ix) neither the issuance and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the Company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject and that is filed as an exhibit to the Registration Statement, or (iii) any statute, law, rule or regulation which, in the experience of such counsel, typically is applicable to the types of transactions contemplated herein or, to the knowledge of such counsel, any judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority asserting jurisdiction over the Company or any of its properties; and

               (x) to the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the

               Registration Statement except for rights granted to Hynix under the Stockholder Agreement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

     In addition, such counsel shall state that such counsel has participated in conferences and in telephone conversations with officers and other representatives of the Company, representatives of Hynix, representatives of the Representatives and representatives of the independent public accountants of the Company, during which conferences and conversations the contents of the Registration Statement and the Prospectus were discussed, and such counsel has reviewed certain corporate records and documents furnished to such counsel by the Company and that, although such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, and such counsel's understanding of the U.S. federal securities laws, no information has come to the attention of such counsel that causes such counsel to believe that the Registration Statement on the Effective Date or at the Execution Time contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than financial statements and schedules and other financial information contained therein, as to which such counsel need express no opinion).

          (c) The Company shall have caused counsel for Maxtor Singapore and Maxtor International (such counsel to be reasonably satisfactory to the Representatives) to have furnished to the Representatives an opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) Maxtor Singapore and Maxtor International have been duly incorporated and are validly existing as corporations in good standing under the laws of the jurisdiction in which they are each chartered or organized, with corporate power and authority to own or lease, as the case may be, and to operate their properties and conduct their businesses as described in the Prospectus, and, to the knowledge of such counsel, are duly qualified to do business as foreign corporations and are in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of Maxtor Singapore and/or Maxtor International, whether or not arising from transactions in the ordinary course of business;

               (ii) all the outstanding shares of capital stock of Maxtor Singapore and Maxtor International have been duly and validly authorized and issued and are fully paid and nonassessable, and except as otherwise set forth in the Prospectus, are owned of record by the Company;

               (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Maxtor Singapore or Maxtor International or their property which, if determined adversely to Maxtor Singapore or Maxtor International, could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of Maxtor Singapore or Maxtor International, whether or not arising from transactions in the ordinary course of business; and

               (iv) neither the sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of Maxtor Singapore or Maxtor International pursuant to, (i) the charter or by-laws of Maxtor Singapore or Maxtor International, (ii) to the knowledge of such counsel, the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which Maxtor Singapore or Maxtor International is a party or bound or to which its property is subject, or (iii) any statute, law, rule or regulation which, in the experience of such counsel, typically is applicable to the types of transactions contemplated herein or, to the knowledge of such counsel, any judgment, order or decree applicable to Maxtor Singapore or Maxtor International of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority asserting jurisdiction over Maxtor Singapore or Maxtor International or any of their property.

     In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper and specified in such opinion, upon certificates of responsible officers of the Company, Maxtor Singapore, Maxtor International and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

          (d) Hynix shall have caused Hal Hofherr, counsel for Hynix, to have furnished to the Representatives his opinion dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) Hynix is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, to the knowledge of such counsel, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of Hynix and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

               (ii) this Agreement has been duly authorized, executed and delivered by Hynix, and Hynix has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Securities being sold by it hereunder;

               (iii) the delivery by Hynix to the several Underwriters of certificates with all necessary endorsements for the Securities being sold hereunder by Hynix against payment therefor as provided herein, assuming the several Underwriters are acquiring the Securities in good faith without notice of any adverse claim, will pass title to such Securities to the several Underwriters, free and clear of any adverse claim;

               (iv) Hynix is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (v) no consent, approval, authorization, filing with or order of any court or governmental agency or body on the part of Hynix is required in connection with the consummation by Hynix of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained; and

               (vi) neither the sale of the Securities being sold by Hynix nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of Hynix pursuant to, (i) the charter or by-laws of the Hynix, (ii) to the knowledge of such counsel, the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which Hynix is a party or bound or to which its property is subject, or (iii) any statute, law, rule or regulation which, in the experience of such counsel, typically is applicable to the types of transactions contemplated herein or, to the knowledge of such counsel, any judgment, order or decree applicable to Hynix of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority asserting jurisdiction over Hynix or any of its properties.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent he deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are reasonably satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of Hynix and public officials.

          (e) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and Hynix shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respect with all the agreements and satisfied in all material respect all the conditions on its part to be performed or satisfied at or prior to the Closing Date (such certificate to set forth all known failures to comply with such agreements or satisfy such conditions whether such known failures are material or immaterial);

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the Company's knowledge, after due inquiry with the Commission, no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (g) Hynix shall have furnished to the Representatives a certificate, signed by its Chief Executive Officer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of Hynix in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

          (h) The Company shall have caused PricewaterhouseCoopers LLP to have furnished to the Representatives [and to Hynix] letters, at the Execution Time and at the Closing Date, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations adopted by the Commission thereunder, and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 2001 and April 1, 2000 and the three and six month periods ended June 30, 2001 and July 1, 2000 in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

               (i) in their opinion the audited consolidated financial statements and financial statement schedule incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations adopted by the Commission;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries, their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for three-month period ended March 31, 2001 and April 1, 2000 and the three and six month periods ended June 30, 2001 and July 1, 2000 incorporated by reference in the Registration Statement and the Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the audit, executive and compensation committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 30, 2000, nothing came to their attention which caused them to believe that:

                    (a) any material modifications should be made to the
               unaudited condensed consolidated financial statements described in 6(h)(ii) incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited condensed consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Registration Statement and the Prospectus;

                     (b) with respect to the period subsequent to June 30, 2001, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt and capital lease obligations due after one year of the Company or capital stock of the Company or any decrease in the stockholders' equity of the Company or decreases in net current assets or total assets of the Company as compared with the amounts shown on the June 30, 2001, unaudited consolidated balance sheet incorporated by reference in the Registration Statement and the Prospectus, or for the period from July 1, 2001 to such specified date there were any decreases, as compared with the corresponding period in the preceding year (July 2, 2000 to the specified date), in revenues or income from operations or income before income taxes or in total or per share amounts of net income of the Company, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                     (c) the information and pro forma statement of operations
               included or incorporated in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information),
               Item 301 Management's Discussion and Analysis of Financial Condition and Results of Operations), Item 305 (Quantitative and Qualitative Disclosure About Market Risk) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K and Regulation S-X;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars (or percentages derived from such dollar amounts) and has been obtained from accounting records of the Company) which are subject to controls over financial reporting or which has been derived from such accounting records by analysis or computation, is in agreement with such records or computations therefrom) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Summary," "Summary Pro Forma Financial Data," "Risk Factors," "Recent

          Developments," "Capitalization," in the Prospectus; and the information included or incorporated by reference in Items 1, 2, 6, 7, and 11 of the Company's Annual Report on Form 10-K, in [Part I-Items 1, 2, 3 and Part II-Item 6] of the Company's Quarterly Report on Form 10-Q, [and under the captions [________________] in the Company's Current Report on Form 8-K,] incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and the Subsidiaries, excluding any questions of legal interpretation.

               (iv) on the basis of a reading of the unaudited combined pro forma statements of operations included or incorporated by reference in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and Quantum HDD who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma statements of operations, nothing came to their attention which caused them to believe that the pro forma statements of operations do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

               References to the Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

          (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6 or
     (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (k) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange , and satisfactory evidence of such actions shall have been provided to the Representatives.

          (l) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company, which persons are listed on
     Schedule II hereto, addressed to the Representatives.

          (m) Prior to the Closing Date, the Company and Hynix shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and Hynix in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Gray Cary Ware & Freidenrich LLP, counsel for the Company, at 400 Hamilton Avenue, Palo Alto, California 94301, on the Closing Date.

          7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or Hynix to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8. Indemnification and Contribution. (a) The Company and Hynix jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and Hynix will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by final nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

          This indemnity agreement will be in addition to any liability which the Company or Hynix may otherwise have.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, and Hynix, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and Hynix acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, and, under the heading "Underwriting" (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and Hynix, jointly and severally, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, Hynix and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and Hynix on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and Hynix, jointly and severally, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or Hynix on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company or Hynix shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by Hynix, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or Hynix on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, Hynix and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The liability of Hynix under the indemnity and contribution provisions contained in this Section 8 shall be limited to an amount equal to the net proceeds from the public offering of the Securities sold by Hynix to the Underwriters after deducting underwriting discounts. The Company and Hynix may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

          9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, then the Company shall have 36 hours within which it may, but is not obligated, to find one or more substitute underwriters satisfactory to the Representatives to purchase such Securities upon the terms set forth in this Agreement and if the Company is unable to find one or more such underwriters that are satisfactory to the Representatives, this Agreement will terminate without liability to any nondefaulting Underwriter, Hynix or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, Hynix and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in any of the Company's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

          11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of Hynix and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Hynix or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Salomon Smith Barney Inc. General Counsel (fax no.:
(212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Chief Financial Officer c/o of Maxtor Corporation, 500 McCarthy Boulevard, Milpitas, California 95035 (fax no. (408) 432-4510) and confirmed to the General Counsel c/o Maxtor Corporation, 2452 Clover Basin Drive, Longmont. Colorado 80503 (fax no. (303) 678-2165), attention of the Legal Department, with a copy to Diane Holt Frankle (fax no. (650) 833-2001) at Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, California 94301; or if sent to Hynix, will be mailed, delivered or telefaxed to the Chief Executive Officer, c/o Hynix Semiconductor America, Inc., 3101 North First Street, San Jose, California 95134 (fax no. (408) 232-8194), and confirmed to the General Counsel c/o Hynix Semiconductor America, Inc., 3101 North First Street, San Jose, California 95134 (fax no. (408) 232-8194), attention of the Legal Department and Alan B. Kalin (fax no. (650) 849-4800) at McCutchen, Doyle, Brown & Emerson LLP, 3150 Porter Drive, Palo Alto, California 94304.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

          14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Hynix and the Underwriters intend this Underwriting Agreement to be a "securities contract" as defined in 11 U.S.C. Section 741.

          15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

          17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

          "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Hynix and the several Underwriters.

                                        Very truly yours,

                                        Maxtor Corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        Hynix Semiconductor America, Inc.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc
Needham & Company


By: Salomon Smith Barney Inc.


By:
    ------------------------------------
    Name:
    Title:


For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                                                      Schedule I


--------------------------------------------------------------------------------

         UNDERWRITERS                              NUMBER OF UNDERWRITTEN
                                                 SECURITIES TO BE PURCHASED
--------------------------------------------------------------------------------

Salomon Smith Barney Inc...............
--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc................
--------------------------------------------------------------------------------
Needham & Company, Inc.................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total..................................
--------------------------------------------------------------------------------

                                                                     Schedule II



                  LIST OF OFFICERS, DIRECTORS AND SHAREHOLDERS
                  [Persons subject to lock-up to be confirmed]


--------------------------------------------------------------------------------
Name                                    Position
--------------------------------------------------------------------------------
Dr. Chong Sup Park                      Chairman of the Board
--------------------------------------------------------------------------------
Michael R. Cannon                       President, Chief Executive Officer and
                                           Director
--------------------------------------------------------------------------------
Charles Hill                            Director
--------------------------------------------------------------------------------
Charles F. Christ                       Director
--------------------------------------------------------------------------------
Thomas Lyman Chun                       Director
--------------------------------------------------------------------------------
Roger W. Johnson                        Director
--------------------------------------------------------------------------------
Michael A. Brown                        Director
--------------------------------------------------------------------------------
Eric L. Kelly                           President, Network Systems Group
--------------------------------------------------------------------------------
Michael D. Cordano                      Executive Vice President, Worldwide
                                           Sales and Marketing
--------------------------------------------------------------------------------
Phillip C. Duncan                       Executive Vice President, Human
                                           Resources
--------------------------------------------------------------------------------
Dr. Victor B. Jipson                    Executive Vice President, Engineering
--------------------------------------------------------------------------------
Paul J. Tufano                          Executive Vice President, Chief
                                           Operating Officer and Chief Financial
                                           Officer
--------------------------------------------------------------------------------
Dr. Pantelis S. Alexopoulos             Senior Vice President and Chief
                                           Technology Officer
--------------------------------------------------------------------------------
David L. Beaver                         Senior Vice President, Materials
--------------------------------------------------------------------------------
Misha Rozenberg                         Senior Vice President, Worldwide Quality
--------------------------------------------------------------------------------
Gerard Schenkkan                        Senior Vice President, Consumer
                                           Electronics and Business Development
--------------------------------------------------------------------------------
John Squire                             Senior Vice President, Engineering
--------------------------------------------------------------------------------
Glenn H. Stevens                        Senior Vice President, General Counsel
                                           and Secretary
--------------------------------------------------------------------------------
K. H. Teh                               Senior Vice President, Manufacturing
--------------------------------------------------------------------------------
Michael J. Wingert                      Senior Vice President, Engineering
--------------------------------------------------------------------------------

                                                                       EXHIBIT A



                               Maxtor Corporation
                         Public Offering of Common Stock


                                                              _________ __, 2001

Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc
Needham & Company, Inc.
  as Representatives of the several Underwriters
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Maxtor Corporation, a Delaware corporation (the "Company"), Hynix Semiconductor America, Inc. ("Hynix"), a stockholder of the Company and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value (the "Common Stock"), of the Company.

     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) directly or indirectly, including the filing (or participation in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than [(i)] shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc.[, or (ii) a number of shares of Common Stock (not to exceed 10,000 shares) authorized by the Company to be sold (it being understood that the Company will not authorize all executive officers and directors to sell more than 100,000 shares of Common Stock in the aggregate during such 90 day period)]. [In case of (ii) above, the undersigned agrees to sell such shares of Common Stock only to or through Salomon Smith Barney Inc.]

     If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                        Yours very truly,


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       2